OMB APPROVAL
OMB Number:	3235-0578
Expires:	March 31, 2019
Estimated average burden
hours per response:	10.5

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22043

Invesco Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800     Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris     1555 Peachtree Street, N.E., Suite 1800     Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 5/31/18

Item 1. Schedule of Investments.

Invesco Dynamic Credit Opportunities Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	VK-CE-DCO-QTR-1 07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Variable Rate Senior Loan Interests–112.64%(b)(c)(d)

Aerospace & Defense–4.05%

Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.74%	08/11/2022	$1,852	$1,859,281
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	07/07/2022	2,239	2,251,283
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.80%	06/28/2024	1,930	1,941,723
IAP Worldwide Services,
Revolver Loan (Acquired 07/22/2014; Cost $1,299,963) (e)(f)	0.00%	07/18/2018	1,300	1,299,963
Revolver Loan (3 mo. USD LIBOR + 5.50%) (Acquired 07/22/2014; Cost $144,440)(f)	7.80%	07/18/2018	144	144,440
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.80%	07/18/2019	1,643	1,618,508
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	4.74%	10/04/2024	1,009	1,010,123
NAC Aviation 8 Ltd. (Ireland), Term Loan (Acquired 03/24/2017; Cost $2,584,968) (f)	8.48%	12/31/2020	2,585	2,584,968
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)	7.56%	04/29/2024	1,319	1,327,169
Perspecta Inc., Term Loan B(g)	—	05/31/2025	1,314	1,318,375
TransDigm Inc.,
Term Loan E (g)	—	05/14/2022	6,817	6,805,143
Term Loan E (1 mo. USD LIBOR + 2.50%)	4.48%	05/30/2025	1,522	1,519,698
Term Loan F (g)	—	06/09/2023	10,825	10,816,599
Term Loan G (1 mo. USD LIBOR + 2.50%)	4.48%	08/22/2024	256	255,476
Term Loan G (3 mo. USD LIBOR + 2.50%)	4.80%	08/22/2024	883	882,299
Vectra Co.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	03/08/2025	935	936,053
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.23%	03/08/2026	550	552,050
Wesco Aircraft Hardware Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	4.80%	02/28/2021	1,397	1,375,802
Xebec Global Holdings, LLC, Term Loan (1 mo. USD LIBOR + 5.50%)(f)	7.42%	02/12/2024	813	817,301
				39,316,254
Air Transport–1.45%

American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.72%	06/27/2025	1,157	1,144,531
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.95%	01/15/2025	6,601	6,553,787
Gol LuxCo S.A. (Luxembourg), Term Loan (Acquired 08/19/2015; Cost $3,468,961)	6.50%	08/31/2020	3,488	3,577,935
Mesa Airlines, Inc.,
Term Loan N913FJ (Acquired 12/29/2017; Cost $266,288)	6.51%	12/01/2021	269	266,681
Term Loan N914FJ (Acquired 12/29/2017; Cost $308,646)	6.51%	12/01/2021	312	309,101
Term Loan N915FJ (Acquired 12/29/2017; Cost $260,660)	6.51%	12/01/2021	264	261,045
Term Loan N916FJ (Acquired 12/29/2017; Cost $323,502)	6.51%	03/01/2022	327	324,005
Term Loan N917FJ (Acquired 12/29/2017; Cost $294,363)	6.51%	03/01/2022	298	294,821
Term Loan N947LR (Acquired 12/29/2017; Cost $318,688)	6.51%	09/01/2022	322	319,228
Term Loan N948LR (Acquired 12/29/2017; Cost $327,665)	6.51%	09/01/2022	332	328,221
Term Loan N950LR (Acquired 12/29/2017; Cost $360,581)	6.51%	09/01/2022	365	361,192
Term Loan N951LR (Acquired 12/29/2017; Cost $341,430)	6.51%	09/01/2022	345	342,009
				14,082,556
Automotive–1.72%

CH Hold Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/01/2024	2,125	2,135,861
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 5.00%) (Acquired 05/08/2017; Cost $932,993) (f)	7.31%	05/19/2023	941	946,963
Dealer Tire, LLC,
Term Loan (3 mo. USD LIBOR + 3.25%) (f)	5.67%	12/22/2021	76	75,170
Term Loan (6 mo. USD LIBOR + 3.25%) (f)	5.75%	12/22/2021	97	96,307
Mavis Tire Express Services Corp.,
Delayed Draw Term Loan (e)	0.00%	03/20/2025	281	279,687
Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/20/2025	16	16,318
Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/20/2025	1,857	1,848,995
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.43%	11/06/2024	1,470	1,479,407
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/22/2024	2,123	2,140,855

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Automotive–(continued)

ThermaSys Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	6.35%	05/03/2019	$ 2,032	$1,977,508
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.69%	03/07/2024	667	670,178
Transtar Holding Co.,
Delayed Draw Term Loan (e)	0.00%	04/11/2022	158	157,253
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.59%	04/11/2022	1,707	1,565,951
PIK Term Loan (6 mo. USD LIBOR + 1.00%) 7.75% PIK Rate; 1.00% Cash Rate (Acquired 04/11/2017-04/11/2018; Cost $530,835)(f)(h)	7.75%	04/11/2022	559	516,868
Term Loan (3 mo. USD LIBOR + 4.25%)	4.88%	04/11/2022	644	642,785
Wand Intermediate I L.P., Second Lien Term Loan (6 mo. USD LIBOR + 7.25%)	9.14%	09/19/2022	961	968,697
Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.67%	04/04/2025	1,193	1,177,966
				16,696,769
Beverage & Tobacco–0.89%

AI Aqua Merger Sub, Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	12/13/2023	2,520	2,521,158
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	12/13/2023	2,021	2,026,523
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	03/20/2024	2,351	2,372,621
Arterra Wines Canada, Inc. (Canada), First Lien Term Loan B-1 (2 mo. USD LIBOR + 2.75%)	4.88%	12/15/2023	1,099	1,105,923
Winebow Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	01/02/2022	652	583,644
				8,609,869
Building & Development–1.88%

Capital Automotive L.P., Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	7.99%	03/24/2025	2,023	2,063,549
DiversiTech Holdings, Inc.,
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $288,086) (f)	9.81%	06/02/2025	291	295,123
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.31%	06/03/2024	2,286	2,281,736
Forterra Finance, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	10/25/2023	1,519	1,426,275
GYP Holdings III Corp., First Lien Term Loan(g)	—	06/01/2025	1,356	1,356,619
Janus International Group, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/12/2025	537	533,299
Pisces Midco Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.09%	04/12/2025	3,896	3,911,285
RE/MAX, LLC, Term Loan (3 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016; Cost $1,443,231)	5.05%	12/15/2023	1,449	1,458,198
SRS Distribution Inc., Term Loan(g)	—	05/23/2025	2,636	2,627,150
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)(f)	5.91%	07/24/2024	2,287	2,301,422
				18,254,656
Business Equipment & Services–11.16%

Allied Universal Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	07/28/2022	2,868	2,831,038
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%) (Acquired 08/02/2017; Cost $1,538,104) (f)	5.73%	06/30/2022	1,527	1,536,829
Altran Technologies (France), Term Loan B (2 mo. USD LIBOR + 2.25%)	4.30%	03/20/2025	624	628,012
Asurion LLC,
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.00%)	7.98%	08/04/2025	7,514	7,715,681
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.73%	08/04/2022	145	145,812
Term Loan B-6 (1 mo. USD LIBOR + 2.75%)	4.73%	11/03/2023	6,316	6,348,270
Blackhawk Network Holdings, Inc.
First Lien Term Loan (g)	—	05/31/2025	2,610	2,614,404
Second Lien Term Loan (g)	—	05/21/2026	607	613,902
Blucora, Inc., Term Loan (2 mo. USD LIBOR + 3.00%)	5.06%	05/22/2024	204	204,779
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.61%	06/21/2024	3,568	3,593,346
Brickman Group Ltd. LLC,
Revolver Loan (Acquired 10/14/2016; Cost $401,076) (e)	0.00%	12/18/2018	421	389,191
Revolver Loan (3 mo. USD LIBOR + 3.00%) (Acquired 10/14/2016; Cost $151,758)	4.94%	12/18/2018	159	147,262
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.44%	12/17/2021	332	334,320
Camelia Bidco Ltd. (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.46%	10/14/2024	GBP 2,784	3,699,182
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.80%	03/14/2022	1,075	1,085,629

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Business Equipment & Services–(continued)

Checkout Holding Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	5.48%	04/09/2021	$ 3,403	$2,346,529
Colour Bidco Ltd. (United Kingdom), Term Loan B (3 mo. GBP LIBOR + 5.25%)	5.96%	01/31/2025	GBP 1,840	2,393,382
CRCI Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	8.17%	08/31/2023	1,335	1,342,115
Crossmark Holdings, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	12/20/2019	1,903	1,081,757
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.80%	12/21/2020	677	55,893
Genesys Telecom Holdings, U.S., Inc., Term Loan B-3 (3 mo. USD LIBOR + 3.50%)	5.80%	12/01/2023	6,844	6,890,103
GI Revelation Acquisition LLC,
First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.93%	04/16/2025	1,538	1,558,369
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	10.93%	04/16/2026	596	569,378
Hillman Group, Inc.,
Delayed Draw Term Loan (g)	—	05/20/2025	850	851,830
Term Loan(g)	—	05/20/2025	2,730	2,736,181
Term Loan (3 mo. USD LIBOR + 3.50%)	2.50%	06/30/2021	1,476	1,478,853
IndigoCyan Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 5.00%)(f)	5.61%	06/24/2024	GBP 4,254	5,669,324
Information Resources, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.57%	01/18/2024	1,682	1,693,706
Iron Mountain Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.73%	01/02/2026	1,785	1,764,203
Karman Buyer Corp.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	07/23/2021	2,977	2,842,905
First Lien Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	5.23%	07/23/2021	2,921	2,795,063
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.48%	07/25/2022	2,294	2,135,072
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.71%	04/25/2025	3,321	3,334,602
Kronos Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	5.36%	11/01/2023	1,535	1,543,996
Learning Care Group (US) No. 2 Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/13/2025	379	380,945
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.53%	03/13/2025	1,706	1,714,254
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.50%) (Acquired 11/17/2017; Cost $1,045,805) (f)	6.45%	11/21/2024	1,056	1,067,618
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	7.80%	09/30/2022	3,265	3,136,793
Peak 10, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	08/01/2024	777	767,820
PI Lux Finco S.a.r.l. (Luxembourg), First Lien Term Loan B-2 (g)	—	01/01/2025	EUR 2,854	3,317,894
Prime Security Services Borrower, LLC, Revolver Loan (e)(f)	0.00%	05/02/2022	2,035	2,014,672
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	01/29/2025	2,856	2,875,629
Red Ventures, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	11/08/2024	2,187	2,217,184
Spin Holdco Inc., First Lien Term Loan B-1 (2 mo. USD LIBOR + 3.25%)	5.34%	11/14/2022	4,633	4,664,634
TNS Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.99%	08/14/2022	2,728	2,745,151
U.S. Security Associates Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	07/14/2023	729	734,183
Ventia Deco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)(f)	5.80%	05/21/2022	1,646	1,658,688
Wash MultiFamily Acquisition Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	05/13/2022	104	104,411
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	05/16/2022	1,006	1,007,117
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (f)	8.98%	05/12/2023	133	130,161
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (f)	8.98%	05/14/2023	23	22,797
West Corp.,
Term Loan B (1 mo. USD LIBOR + 4.00%)	5.98%	10/10/2024	3,335	3,336,312
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.48%	10/10/2024	1,539	1,528,865
				108,396,046
Cable & Satellite Television–2.77%

Altice Financing S.A. (Luxembourg),
Term Loan (3 mo. USD LIBOR + 2.75%)	5.10%	07/15/2025	1,340	1,322,329
Term Loan (3 mo. USD LIBOR + 2.75%)	5.10%	01/31/2026	1,785	1,758,925
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.36%	01/04/2025	2,406	2,404,000
CSC Holdings, LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	4.42%	01/25/2026	3,103	3,102,442
Numericable-SFR S.A. (France),
Term Loan B-11 (2 mo. EURIBOR + 3.00%)	3.00%	06/22/2025	EUR 1,995	2,298,546
Term Loan B-12 (3 mo. USD LIBOR + 3.00%)	5.35%	01/31/2026	8,137	8,033,166
Telenet Financing USD LLC, Term Loan AN (g)	—	08/17/2026	2,298	2,297,910
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.42%	01/15/2026	975	973,387

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Cable & Satellite Television–(continued)

WideOpenWest Finance, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.19%	08/18/2023	$ 4,062	$3,918,986
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.42%	04/15/2025	765	761,607
				26,871,298
Chemicals & Plastics–3.58%

Avantor Inc.,
Term Loan (1 mo. EURIBOR + 4.25%)	4.25%	11/21/2024	EUR 9,937	11,712,320
Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	11/21/2024	244	246,200
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	05/16/2024	457	458,497
Colouroz Investment LLC (Germany), Second Lien Term Loan B-2 (3 mo. USD LIBOR + 7.25%)	9.61%	09/05/2022	6,395	5,275,523
Cyanco Intermediate 2 Corp.,
First Lien Term Loan (2 mo. USD LIBOR + 3.50%)	5.67%	03/16/2025	1,278	1,284,728
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (f)	9.67%	03/16/2026	511	510,073
Diamond (BC) B.V. (Netherlands), Term Loan B (2 mo. USD LIBOR + 3.00%)	5.10%	09/06/2024	1,523	1,512,083
Encapsys, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%) (Acquired 10/27/2017; Cost $175,894)	5.23%	11/07/2024	346	347,816
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	11/07/2025	177	179,828
HII Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)(f)	10.48%	12/21/2020	309	311,809
Invictus US NewCo LLC,
First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.10%	03/28/2025	1,132	1,139,130
Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	8.73%	03/28/2026	598	607,351
KMG Chemicals Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	06/15/2024	856	858,757
KPEX Holdings Inc.,
Delayed Draw Term Loan (e)	0.00%	01/31/2025	53	53,206
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (f)	8.98%	01/31/2026	230	231,415
Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	01/31/2025	537	537,973
MacDermid, Inc.,
First Lien Multicurrency Revolver Loan (1 mo. USD LIBOR + 3.00%) (f)	2.80%	06/07/2020	504	502,470
First Lien Revolver Loan (1 mo. USD LIBOR + 3.00%) (f)	4.03%	06/07/2020	877	873,862
Multicurrency Revolver Loan(e)(f)	0.00%	06/07/2018	592	589,857
Revolver Loan(e)(f)	0.00%	06/07/2018	219	218,465
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	4.48%	06/07/2020	26	26,233
Oxea Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	5.88%	10/14/2024	1,590	1,595,000
Proampac PG Borrower LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.51%	11/20/2023	914	920,444
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.86%	11/20/2023	177	178,434
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.06%	08/07/2020	757	761,575
Tronox Finance LLC,
Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	09/22/2024	2,194	2,207,284
Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	09/23/2024	951	956,490
Venator Finance S.a.r.l., Term Loan (1 mo. USD LIBOR + 3.00%)(f)	4.98%	08/08/2024	673	679,550
				34,776,373
Clothing & Textiles–1.43%
ABG Intermediate Holdings 2 LLC
Delayed Draw Term Loan(e)	0.00%	09/29/2024	506	505,931
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	09/27/2024	4,818	4,852,110
Second Lien Delayed Draw Term Loan (e)	0.00%	09/29/2025	153	153,214
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	10.05%	09/29/2025	1,525	1,547,390
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.50%	08/21/2022	3,360	2,940,743
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.91%	05/01/2024	1,037	1,049,695
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	10/26/2023	1,688	1,571,546
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.73%	04/25/2025	228	227,350
Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	12/16/2024	1,083	1,090,335
				13,938,314

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Conglomerates–0.31%

CTC AcquiCo GmbH (Germany), Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.57%	03/07/2025	$ 19	$18,572
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	06/27/2024	948	952,452
RGIS Services, LLC,
Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	03/31/2023	591	548,402
Term Loan (3 mo. USD LIBOR + 7.50%)	9.95%	03/31/2023	104	96,805
Term Loan (6 mo. USD LIBOR + 7.50%)	9.34%	03/31/2023	454	420,958
Safe Fleet Holdings LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.91%	02/03/2025	661	660,120
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.66%	02/01/2026	287	288,001
				2,985,310
Containers & Glass Products–3.12%

Aenova Holding GmbH (Germany),
Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	08/07/2020	EUR 139	158,480
Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	09/29/2020	EUR 12	13,611
Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	09/29/2020	EUR 77	87,463
Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	09/29/2020	EUR 32	36,711
Berlin Packaging, LLC,
Term Loan (1 mo. USD LIBOR + 3.00%)	4.93%	11/07/2025	2,608	2,615,863
Term Loan B (1 mo. USD LIBOR + 3.00%)	4.98%	11/07/2025	539	540,467
Term Loan B (2 mo. USD LIBOR + 3.00%)	5.09%	11/07/2025	366	367,518
Consolidated Container Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	05/22/2024	1,126	1,133,220
Duran Group (Germany),
Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017; Cost $3,576,343)(f)	6.34%	03/21/2024	3,615	3,628,669
Term Loan B-3 (3 mo. EURIBOR + 4.00%) (Acquired 12/13/2017; Cost $7,980,865)(f)	4.00%	03/21/2024	EUR 6,750	7,851,636
Fort Dearborn Holding Co., Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.31%	10/19/2023	1,224	1,208,652
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.81%	10/19/2024	231	219,197
Hoffmaster Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.80%	11/21/2023	1,849	1,859,395
Klockner Pentaplast of America, Inc., Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR 3,184	3,594,147
Ranpak Corp.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 09/22/2014; Cost $145,956)(f)	9.19%	10/03/2022	146	147,450
Term Loan B-1 (1 mo. USD LIBOR + 3.25%) (Acquired 05/15/2015-05/07/2017; Cost $464,757)	5.23%	10/01/2021	465	467,497
Refresco Group, N.V. (Netherlands), Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	5.59%	03/28/2025	1,186	1,192,341
Reynolds Group Holdings Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	02/05/2023	2,122	2,129,414
TricorBraun Inc.,
First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	5.97%	11/30/2023	177	178,201
Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	11/30/2023	1,758	1,768,583
Trident TPI Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	10/17/2024	857	854,053
Twist Beauty Packaging Holding Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.30%	04/12/2024	246	246,129
				30,298,697
Cosmetics & Toiletries–0.75%

Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	09/26/2024	1,722	1,531,722
Coty Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.17%	04/05/2025	3,679	3,633,346
Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.05%	06/30/2024	2,124	2,149,472
				7,314,540
Drugs–2.03%

Amneal Pharmaceuticals LLC, Term Loan (2 mo. USD LIBOR + 3.50%)	5.63%	05/04/2025	5,445	5,443,656
BPA Laboratories,
First Lien Term Loan (3 mo. USD LIBOR + 5.75%)	8.05%	04/29/2020	1,605	1,544,409
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%) (f)	10.05%	04/29/2020	1,395	1,346,352
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.25%	04/29/2024	4,789	4,750,522

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Drugs–(continued)

Valeant Pharmaceuticals International, Inc. (Canada),
Term Loan	4.98%	06/01/2025	$ 2,433	$2,439,174
Term Loan B F-4 (1 mo. USD LIBOR + 3.50%)	5.42%	04/01/2022	4,157	4,169,444
				19,693,557
Ecological Services & Equipment–1.14%

Charah, LLC,
Term Loan (1 mo. USD LIBOR + 6.25%)	8.23%	10/25/2024	231	233,504
Term Loan (3 mo. USD LIBOR + 6.25%)	8.56%	10/25/2024	1,027	1,039,419
EnergySolutions, LLC, Term Loan (2 mo. USD LIBOR + 3.75%)	5.77%	05/11/2025	1,197	1,211,854
GFL Environmental Inc. (Canada),
Delayed Draw Term Loan (g)	—	05/31/2025	198	198,294
Term Loan (g)	—	05/31/2025	1,591	1,596,715
Patriot Container Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.45%	03/20/2025	1,354	1,361,604
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%) (f)	9.70%	03/20/2026	476	463,692
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	08/11/2023	1,733	1,733,158
Wrangler Buyer Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	09/27/2024	3,238	3,249,412
				11,087,652
Electronics & Electrical–15.78%

4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/08/2020	3,491	3,129,186
Almonde, Inc. (United Kingdom),
First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR 2,222	2,590,091
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	06/13/2024	3,861	3,807,474
Applied Systems, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.30%	09/19/2025	86	89,214
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.36%	06/30/2021	1,996	1,821,781
BMC Software Finance, Inc., Term Loan B-2 (3 mo. EURIBOR + 3.75%)	3.75%	09/10/2022	EUR 1,051	1,232,244
Brave Parent Holdings, Inc., First Lien Term Loan (2 mo. USD LIBOR + 4.00%)(f)	6.04%	04/18/2025	882	887,388
Canyon Valor Cos., Inc., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	5.31%	06/16/2023	2,138	2,155,890
Compuware Corp., Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	5.48%	12/15/2021	1,134	1,145,200
CPI International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	07/26/2024	951	956,326
Diebold Nixdorf, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.69%	11/06/2023	1,719	1,720,962
DigiCert Holdings, Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.73%	10/31/2024	3,763	3,762,787
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.98%	10/31/2025	438	432,817
Hyland Software, Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	07/01/2022	1,136	1,146,182
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.98%	07/07/2025	184	187,898
I-Logic Technologies Bidco Ltd. (United Kingdom),
Term Loan (3 mo. EURIBOR + 4.00%)	5.00%	12/21/2024	EUR 1,626	1,912,691
Term Loan (3 mo. USD LIBOR + 4.00%) (Acquired 12/20/2017; Cost $1,056,221)	6.30%	12/20/2024	1,061	1,070,736
Integrated Device Technology, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)(f)	4.90%	04/04/2024	990	993,618
Kemet Corp., Term Loan (1 mo. USD LIBOR + 6.00%)(f)	7.98%	04/26/2024	1,550	1,573,697
Lattice Semiconductor Corp., Term Loan (1 mo. USD LIBOR + 4.25%)(f)	6.17%	03/10/2021	889	893,197
Lully Finance LLC
Second Lien Term Loan B-1 (1 mo. USD LIBOR + 8.50%) (Acquired 07/31/2015-05/02/2018; Cost $2,889,238)(f)	10.46%	10/16/2023	EUR 2,913	2,887,493
Second Lien Term Loan B-2 (1 mo. EURIBOR + 7.25%) (Acquired 02/08/2016-11/30/2016; Cost $9,595,867)(f)	7.25%	10/16/2023	8,715	9,984,078
MA Finance Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.75%)	4.73%	06/21/2024	1,228	1,226,195
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%)(f)	7.93%	05/08/2025	2,263	2,262,562
McAfee, LLC, Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	09/30/2024	EUR 6,169	7,271,045
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.24%	08/15/2022	2,385	2,400,363
Micro Holding, L.P., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.68%	09/13/2024	2,166	2,169,854
Microchip Technology Inc., Term Loan (g)	—	05/29/2025	2,072	2,086,984
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.05%	03/31/2022	1,481	1,480,018
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.17%	07/05/2023	1,359	1,370,395

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Electronics & Electrical–(continued)

Neustar, Inc.,
Term Loan B-3 (3 mo. USD LIBOR + 2.50%)	4.80%	01/08/2020	$ 711	$714,918
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.48%	08/08/2024	3,339	3,348,829
Oberthur Technologies of America Corp., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR 8,725	10,165,729
OEConnection LLC,
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.99%	11/22/2024	1,173	1,178,529
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $296,150)(f)	9.99%	11/22/2025	299	299,034
Open Text Corp. (Canada), Term Loan(g)	—	05/30/2025	789	793,001
Optiv Inc.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.25%	01/31/2025	632	611,485
Term Loan (1 mo. USD LIBOR + 3.25%)	5.25%	02/01/2024	3,030	2,965,035
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.16%	01/02/2025	1,044	1,047,784
Project Leopard Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	07/07/2023	1,733	1,759,058
Quest Software US Holdings Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.58%	05/16/2025	6,602	6,622,938
Ramundsen Holdings, LLC,
Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)	10.48%	01/31/2025	141	142,775
Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 01/26/2017; Cost $345,698)	6.23%	02/01/2024	347	349,755
Renaissance Holding Corp.,
First Lien Term Loan(g)	—	05/30/2025	1,642	1,645,596
Second Lien Term Loan(g)	—	05/29/2026	395	397,885
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.24%	04/24/2022	2,875	2,857,044
Rocket Software, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	10/14/2023	3,447	3,490,664
Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	11.80%	10/14/2024	574	581,489
RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	10/12/2023	744	747,742
Sandvine Corp., Term Loan B (3 mo. USD LIBOR + 5.75%)	8.05%	09/21/2022	1,879	1,884,031
Seattle Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	06/21/2024	8,293	8,280,800
SonicWall U.S. Holdings Inc., Term Loan(g)	—	05/16/2025	423	425,437
SS&C Technologies, Inc.,
Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.48%	04/16/2025	5,504	5,542,043
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.48%	04/16/2025	2,067	2,081,423
Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	4.49%	09/29/2023	3,547	3,570,165
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.49%	12/04/2020	2,293	2,305,389
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.41%	09/28/2024	3,551	3,568,388
VeriFone Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.99%	01/31/2025	286	285,327
Veritas US Inc.,
Term Loan (3 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR 8,529	9,756,153
Term Loan B (3 mo. USD LIBOR + 4.50%)	6.80%	01/27/2023	1,817	1,727,474
VF Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	06/30/2023	954	957,220
Viewpoint, Inc., Term Loan (3 mo. USD LIBOR + 4.25%) (Acquired 07/18/2017; Cost $718,921	6.55%	07/19/2024	722	725,774
Wall Street Systems Delaware, Inc.,
Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	11/21/2024	1,029	1,029,802
Term Loan B (3 mo. EURIBOR + 3.00%)	4.00%	11/21/2024	EUR 1,549	1,820,473
WP/AV CH Holdings II B.V. (Switzerland), Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	06/14/2024	EUR 2,419	2,838,687
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.48%	12/01/2023	2,069	2,072,634
				153,238,876
Financial Intermediaries–1.82%

iPayment Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.94%	04/11/2023	1,526	1,531,791
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	03/27/2020	4,039	3,976,832
RJO Holdings Corp.,
Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 04/12/2017; Cost $619,229)(f)	13.98%	05/05/2022	624	627,586
Term Loan (1 mo. USD LIBOR + 8.02%) (Acquired 04/12/2017-04/11/2018; Cost $1,741,822)(f)	10.00%	05/05/2022	1,756	1,765,085
SGG Holdings S.A. (Luxembourg),
Term Loan B(g)	—	03/09/2025	EUR 4,794	5,623,098
Term Loan B(g)	—	03/09/2025	GBP 914	1,216,362

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Financial Intermediaries–(continued)

Stiphout Finance LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	10/26/2022	$ 1,360	$1,367,641
Second Lien Term Loan (1 mo. EURIBOR + 7.25%)	7.25%	10/26/2023	EUR 1,303	1,530,436
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.23%	10/26/2023	26	25,783
				17,664,614
Food & Drug Retailers–0.86%

Adria Group Holding B.V. (Netherlands), Term Loan (i)(j)	0.00%	06/04/2018	EUR 18,983	291,380
Albertsons LLC,
Term Loan(g)	—	05/03/2023	2,106	2,112,014
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.73%	08/25/2021	3,424	3,394,084
Pret A Manger (United Kingdom), Term Loan 2 (Acquired 10/19/16; Cost $607,447) (e)	0.00%	12/31/2021	GBP 500	670,491
Supervalu Inc.,
Delayed Draw Term Loan B (1 mo. USD LIBOR + 3.50%)	5.48%	06/08/2024	692	693,499
Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	06/08/2024	1,153	1,155,832
				8,317,300
Food Products–2.01%

Chefs’ Warehouse Parent, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	06/22/2022	1,170	1,180,999
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	03/30/2025	1,033	1,034,997
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.31%	07/03/2020	1,343	1,313,205
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.71%	04/06/2024	1,523	1,526,920
H-Food Holdings, LLC, Term Loan(g)	—	05/17/2025	3,764	3,752,432
JBS USA Lux S.A.,
Term Loan (1 mo. USD LIBOR + 2.50%)	4.45%	10/30/2022	1,037	1,036,046
Term Loan (3 mo. USD LIBOR + 2.50%)	4.68%	10/30/2022	5,749	5,743,837
K-Mac Holdings Corp.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.18%	03/16/2025	575	578,502
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.68%	03/16/2026	301	304,339
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.16%	05/01/2025	791	797,328
Shearer’s Foods, LLC,
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.55%	06/30/2021	2,065	2,051,983
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $240,241)	9.05%	06/30/2022	241	228,492
				19,549,080
Food Service–0.66%

Carlisle FoodService Products, Inc.,
Delayed Draw Term Loan(g)	—	03/20/2025	50	50,102
Term Loan (1 mo. USD LIBOR + 3.00%)	4.95%	03/20/2025	222	222,117
NPC International, Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	04/19/2024	1,636	1,655,247
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	04/18/2025	496	507,360
Restaurant Holding Co., LLC, First Lien Term Loan (Prime Rate + 6.75%)(f)	11.50%	02/28/2019	845	841,012
Tacala Investment Corp.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.16%	02/01/2025	816	821,750
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.91%	02/01/2026	478	484,798
TKC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	02/01/2023	282	284,569
TMK Hawk Parent, Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.49%	09/26/2024	1,582	1,584,215
				6,451,170
Forest Products–0.15%

American Greetings Corp., Term Loan (2 mo. USD LIBOR + 4.50%) (Acquired 04/06/2018; Cost $1,375,932)	6.48%	04/06/2024	1,404	1,419,334

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Health Care–5.09%

Acadia Healthcare Co., Inc.,
Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.48%	02/11/2022	$ 1,282	$1,294,173
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.48%	02/16/2023	1,509	1,522,680
Air Medical Group Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.18%	03/14/2025	1,953	1,961,339
Argon Medical Devices Holdings, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.75%) (Acquired 11/03/2017; Cost $492,243)(f)	6.05%	01/23/2025	495	498,643
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%) (Acquired 11/03/2017; Cost $117,129)	10.30%	01/23/2026	118	119,173
Community Health Systems, Inc., Term Loan G (3 mo. USD LIBOR + 3.00%)	5.31%	12/31/2019	215	214,664
Diplomat Pharmacy, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.49%	12/20/2024	1,042	1,054,777
DJO Finance LLC,
Term Loan (1 mo. USD LIBOR + 3.25%)	5.56%	06/07/2020	250	251,228
Term Loan (3 mo. USD LIBOR + 3.25%)	5.23%	06/07/2020	247	247,986
Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	12/01/2023	441	442,215
Explorer Holdings, Inc., Term Loan (2 mo. USD LIBOR + 3.75%)	5.81%	05/02/2023	2,785	2,809,980
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	06/30/2024	1,928	1,934,124
Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.18%	10/27/2022	1,750	1,762,162
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.98%	04/07/2022	2,091	2,111,732
Heartland Dental, LLC,
Delayed Draw Term Loan(e)	0.00%	04/30/2025	465	465,087
Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	04/30/2025	3,091	3,100,577
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/25/2025	EUR 3,783	4,433,607
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	02/03/2024	2,471	2,489,915
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.05%	06/07/2023	4,622	4,636,000
New Millennium HoldCo, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	8.48%	12/21/2020	5	2,440
Nidda Healthcare Holding AG (Germany), Term Loan B-1(e)	0.00%	08/21/2024	GBP 1,185	1,579,311
Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	06/30/2021	3,631	3,639,592
Surgery Center Holdings, Inc., Term Loan (2 mo. USD LIBOR + 3.25%)	5.35%	08/31/2024	1,063	1,063,451
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	02/06/2024	2,997	2,902,318
Unilabs Diagnostics AB (Sweden), Revolver Loan(e)(f)	0.00%	03/12/2021	EUR 6,439	7,405,394
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.58%	06/07/2024	1,496	1,499,405
				49,441,973
Home Furnishings–2.26%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.67%	02/05/2024	1,592	1,555,696
Global Appliance Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.99%	09/29/2024	1,933	1,969,063
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	08/05/2024	1,911	1,924,026
Hilding Anders AB (Sweden),
PIK Term Loan,12.00% PIK Rate (Acquired 06/17/2014-11/23/2017; Cost $3,161,548)(f)(h)	12.00%	06/30/2020	EUR 4,321	0
Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/30/2024	EUR 8,866	10,329,772
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)(g)	5.44%	02/28/2025	612	611,546
PGT Innovations Inc., Term Loan (1 mo. USD LIBOR + 3.50%)(f)	5.48%	02/16/2022	258	261,401
Serta Simmons Bedding, LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.72%	11/08/2023	765	677,064
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	11/08/2023	2,740	2,426,231
TGP Holdings III, LLC,
First Lien Delayed Draw Term Loan(g)	—	09/25/2024	215	215,155
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	09/25/2024	1,463	1,476,910
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 09/25/2017-03/22/2018; Cost $475,461)	10.80%	09/25/2025	478	485,054
				21,931,918
Industrial Equipment–1.94%

Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.47%	04/28/2025	800	802,063
CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.42%	12/11/2024	2,490	2,499,259
Delachaux S.A. (France), Term Loan B-3 (3 mo. GBP LIBOR + 4.25%)	5.25%	10/28/2021	GBP 2,357	3,151,200
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 5.50%) (Acquired 08/17/2017; Cost $748,710)	7.48%	08/29/2023	754	757,199

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Industrial Equipment–(continued)

Engineered Machinery Holdings, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	07/19/2024	$ 937	$939,060
Second Lien Delayed Draw Term Loan(e)	0.00%	07/18/2025	22	21,571
Second Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 7.25%) (g)	—	07/18/2025	112	113,251
Second Lien Term Loan (2 mo. USD LIBOR + 7.25%)	9.55%	07/18/2025	1,205	1,213,874
Gardner Denver, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.05%	07/30/2024	1,582	1,591,612
LSFX Flavum Bidco (Spain), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	10/03/2024	EUR 1,534	1,763,386
MX Holdings US, Inc., Term Loan B-1-B (1 mo. USD LIBOR + 2.50%)	4.48%	08/14/2023	203	203,759
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%) (Acquired 02/26/2018; Cost $672,584) (g)	6.30%	03/08/2025	676	680,945
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.80%	11/27/2020	2,233	2,139,669
Robertshaw US Holding Corp.,
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.50%	02/28/2025	1,393	1,398,403
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.00%	02/28/2026	613	614,051
Tank Holding Corp.,
Term Loan (1 mo. USD LIBOR + 3.50%)	5.42%	03/16/2022	125	125,711
Term Loan (2 mo. USD LIBOR + 3.50%)	5.50%	03/16/2022	80	80,455
Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	03/16/2022	748	754,266
				18,849,734
Insurance–1.95%

Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.93%	05/09/2025	3,762	3,764,602
AmWINS Group, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.70%	01/25/2024	1,907	1,912,143
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.73%	01/25/2025	339	343,494
Financiere CEP (France), Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	12/22/2024	EUR 1,440	1,665,891
Hub International Ltd., Term Loan (2 mo. USD LIBOR + 3.00%)	5.36%	04/25/2025	5,181	5,178,022
Sedgwick Claims Management Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	03/01/2021	2,380	2,379,629
USI Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	05/16/2024	3,727	3,727,230
				18,971,011
Leisure Goods, Activities & Movies–4.41%

Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.48%	02/01/2024	10,210	10,160,844
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	10/19/2023	1,046	1,048,696
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	02/28/2025	2,103	2,097,866
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.67%	11/08/2023	5,143	5,135,840
Cyan Blue Holdco 3 Ltd. (Jersey),
Term Loan B-1 (3 mo. GBP LIBOR + 4.00%)	4.71%	08/23/2024	GBP 1,900	2,530,745
Term Loan B-2 (3 mo. USD LIBOR + 2.75%)	5.05%	08/23/2024	821	822,648
Dorna Sports, S.L. (Spain), Term Loan B2 (6 mo. USD LIBOR + 3.25%)	5.09%	04/12/2024	1,654	1,647,769
Equinox Holdings, Inc.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.98%	09/06/2024	190	194,877
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.98%	03/08/2024	1,839	1,847,946
Fitness International, LLC
Term Loan B (1 mo. USD LIBOR + 3.25%)	5.23%	04/18/2025	663	667,433
Term Loan B (3 mo. USD LIBOR + 3.25%)	5.68%	04/18/2025	1,326	1,334,866
Lakeland Tours, LLC,
Delayed Draw Term Loan(e)	0.00%	12/16/2024	84	83,692
Term Loan (3 mo. USD LIBOR + 4.00%)	6.12%	12/16/2024	1,009	1,016,266
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2 (3 mo. CHF LIBOR + 4.25%)(f)	4.25%	07/11/2024	CHF 3,177	3,231,902
Shutterfly, Inc.,
Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	08/17/2024	1,712	1,726,830
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.44%	08/19/2024	676	679,250
UFC Holdings, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.24%	08/18/2023	8,099	8,143,603
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	08/18/2024	418	423,933
				42,795,006

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Lodging & Casinos–3.30%

Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	07/03/2024	$ 1,995	$2,006,442
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	12/23/2024	11,892	11,911,116
Golden Nugget, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.71%	10/04/2023	2,795	2,816,057
Scientific Games International, Inc.,
Multicurrency Revolver Loan(Acquired 04/29/2016-10/04/2017; Cost $2,433,637)(e)(f)	0.00%	10/18/2018	2,490	2,464,767
Multicurrency Revolver Loan (1 mo. USD LIBOR + 3.00%) (Acquired 04/29/2016-10/04/2017; Cost $1,715,014)(f)	4.98%	10/18/2018	1,754	1,736,951
Revolver Loan(e)(f)	0.00%	10/18/2018	2,616	2,589,410
Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	4.73%	08/14/2024	5,670	5,694,896
Tackle Group S.a.r.l. (Germany), Revolver Loan(e)(f)	0.00%	05/08/2023	EUR 741	835,751
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	07/10/2020	1,670	1,682,095
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.96%	12/20/2024	349	349,820
				32,087,305
Nonferrous Metals & Minerals–0.82%

American Rock Salt Co., LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	03/21/2025	1,133	1,143,440
Covia Holdings Corp., Term Loan(g)	—	06/01/2025	3,797	3,805,478
Form Technologies LLC,
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.55%	01/28/2022	1,313	1,317,940
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 01/29/2015; Cost $540,996(f)	10.80%	01/30/2023	547	550,146
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	5.81%	05/01/2025	1,159	1,169,319
				7,986,323
Oil & Gas–8.83%

Ascent Resources Marcellus, LLC, Term Loan (1 mo. USD LIBOR + 6.50%)	8.41%	03/30/2023	524	525,806
BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	6.31%	06/24/2024	2,058	2,012,851
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.36%	10/31/2024	4,028	4,031,704
Brazos Delaware II, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.95%	05/21/2025	1,974	1,975,103
Bronco Midstream Funding, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(f)	5.83%	08/17/2020	1,643	1,661,127
California Resources Corp.,
Term Loan (1 mo. USD LIBOR + 10.38%)	12.34%	12/31/2021	2,017	2,269,418
Term Loan (1 mo. USD LIBOR + 4.75%)	6.70%	12/31/2022	2,802	2,874,095
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.81%	07/29/2021	1,921	1,932,423
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.42%	03/03/2023	3,121	3,086,829
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	03/30/2025	1,278	1,285,280
Fieldwood Energy LLC,
First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.23%	04/11/2022	5,059	5,098,582
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.23%	04/11/2023	1,103	1,087,857
Term Loan(e)(f)	0.00%	04/11/2021	15,296	15,142,586
Floatel International Ltd., Term Loan (3 mo. USD LIBOR + 5.00%)	7.30%	06/27/2020	3,717	3,168,384
Glass Mountain Pipeline Holdings, LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	6.83%	12/23/2024	1,576	1,570,293
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.56%	08/25/2023	4,673	4,046,093
HGIM Corp., Term Loan B (Prime Rate + 3.50%) (i)(j)	0.00%	06/18/2020	5,247	2,210,500
Lucid Energy Group II Borrower, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)(f)	4.93%	02/17/2025	1,451	1,439,677
McDermott Technology (Americas), Inc., Term Loan B (g)	—	05/10/2025	3,841	3,880,108
Medallion Midland Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	10/30/2024	1,232	1,213,976
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.43%	12/13/2024	1,831	1,796,397
Ocean Rig 1 Inc., Term Loan	8.00%	09/20/2024	643	675,600
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)(f)	7.80%	07/31/2020	2,499	2,186,221
Pacific Drilling S.A. (Luxembourg), Term Loan (i)(j)	0.00%	06/03/2018	337	131,271
Paragon Offshore Finance Co. (Cayman Islands), Term Loan (Acquired 07/11/2014; Cost $11,481) (f)(i)(j)	0.00%	07/16/2021	12	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	4.80%	03/19/2021	5,431	5,287,547
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.30%	02/21/2021	10,731	9,382,790
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	6.55%	08/04/2021	1,025	1,013,739
Traverse Midstream Partners LLC, Term Loan (6 mo. USD LIBOR + 4.00%)	5.85%	09/27/2024	1,942	1,947,092

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Oil & Gas–(continued)

Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 1.43%)	3.42%	07/13/2020	$ 2,831	$2,811,915
				85,745,264
Publishing–1.46%

Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.94%	04/13/2025	906	909,709
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/12/2024	3,289	3,300,078
Getty Images, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	10/18/2019	1,728	1,679,470
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)	7.61%	06/01/2022	1,161	1,172,820
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/24/2021	1,460	1,478,875
Southern Graphics, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	12/31/2022	1,872	1,879,494
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	4.98%	01/27/2024	3,781	3,786,186
				14,206,632
Radio & Television–2.71%

iHeartCommunications, Inc.,
Term Loan D (i)(j)	0.00%	01/30/2019	4,162	3,284,726
Term Loan E (i)(j)	0.00%	07/30/2019	13,037	10,258,224
Sinclair Television Group, Inc., Term Loan B-1(g)	—	12/12/2024	12,734	12,746,146
				26,289,096
Retailers (except Food & Drug)–3.84%

Action Holding B.V. (Netherlands), Term Loan B(g)	—	03/07/2025	EUR 3,500	4,079,463
Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	4.67%	09/25/2024	1,855	1,866,005
BJ’s Wholesale Club, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.42%	02/03/2024	806	808,550
Fullbeauty Brands Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	6.73%	10/14/2022	1,826	718,482
Lands’ End, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.23%	04/02/2021	2,610	2,515,021
National Vision, Inc., Revolver Loan(e)(f)	0.00%	03/13/2019	1,744	1,604,461
Payless Inc.,
Term Loan A-1 (2 mo. USD LIBOR + 8.00%)	10.03%	02/10/2022	838	817,414
Term Loan A-2 (2 mo. USD LIBOR + 9.00%)	11.03%	08/10/2022	1,574	1,390,087
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.61%	01/26/2023	5,947	4,202,214
Savers Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.11%	07/09/2019	4,192	4,059,409
Staples, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	6.36%	09/12/2024	2,388	2,343,242
Vivarte (France), PIK Term Loan,7.00% PIK Rate, 4.00% Cash Rate(h)	4.00%	10/29/2019	EUR 8,063	8,837,360
Watson BidCo B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	05/20/2024	EUR 3,671	4,021,567
				37,263,275
Surface Transport–2.41%

Agro Merchants North American Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	12/06/2024	796	803,183
Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	10.73%	11/12/2020	1,313	923,840
Kenan Advantage Group, Inc.,
Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/29/2022	121	121,697
Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/29/2022	1,197	1,202,520
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/12/2024	975	984,592
PODS LLC, Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	4.93%	12/06/2024	4,072	4,085,106
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.23%	06/26/2021	1,892	1,787,733
Zeus Bidco Ltd. (United Kingdom), Term Loan (3 mo. GBP LIBOR + 7.25%) (Acquired 03/24/2017; Cost $12,727,672) (f)	7.96%	03/29/2024	GBP 10,325	13,519,989
				23,428,660
Telecommunications–7.33%

CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	01/31/2025	10,409	10,292,347
Colorado Buyer Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.36%	05/01/2024	1,877	1,880,335
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.98%	10/24/2022	5,565	5,425,206
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	10/05/2023	7,045	7,021,181

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Telecommunications–(continued)

Frontier Communications Corp.
Term Loan (1 mo. USD LIBOR + 2.75%)	4.74%	03/31/2021	$ 3,162	$3,129,018
Term Loan A (1 mo. USD LIBOR + 4.38%) (f)	6.37%	10/12/2021	979	970,894
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	5.74%	06/15/2024	425	422,113
GTT Communications, Inc., Term Loan(g)	—	05/31/2025	EUR 3,023	3,533,057
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	05/16/2024	570	572,946
Intelsat Jackson Holdings S.A. (Luxembourg),
Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	5.72%	11/30/2023	108	108,505
Term Loan B-5	6.63%	01/02/2024	3,091	3,173,050
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	11/15/2024	2,586	2,601,786
Odyssey Investissement S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/24/2025	EUR 5,042	5,891,903
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/01/2024	3,452	3,406,694
Speedcast Communications, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	5.00%	05/15/2025	490	490,948
Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	6.93%	03/09/2023	4,588	4,605,263
Telesat LLC, Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.41%	11/17/2023	8,781	8,824,483
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.30%	05/02/2023	1,937	1,918,859
Windstream Services, LLC,
Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	5.94%	03/29/2021	6,494	6,260,031
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	5.19%	02/17/2024	783	698,920
				71,227,539
Utilities–8.73%

APLP Holdings L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	04/13/2023	846	850,926
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/27/2022	777	783,623
Calpine Corp.,
Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	01/15/2023	2,394	2,398,307
Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	05/31/2023	5,082	5,091,061
Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	01/15/2024	2,815	2,820,242
Compass Power Generation, Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	12/20/2024	2,329	2,354,003
Dynegy Inc., Term Loan C-2 (1 mo. USD LIBOR + 2.50%)	4.46%	02/07/2024	7,453	7,465,040
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/02/2023	6,914	6,928,716
Granite Acquisition Inc.,
First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.81%	12/17/2021	4,421	4,451,532
First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	5.80%	12/17/2021	508	511,643
Lightstone Holdco LLC,
Term Loan B (1 mo. USD LIBOR + 3.75%)	5.73%	01/30/2024	5,361	5,392,370
Term Loan C (1 mo. USD LIBOR + 3.75%)	5.73%	01/30/2024	343	345,250
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	05/16/2024	3,119	3,149,659
NRG Energy, Inc., Revolver Loan A(e)(f)	0.00%	07/01/2018	24,291	24,113,045
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.49%	03/23/2025	94	94,980
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	03/06/2025	1,429	1,422,762
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.49%	12/02/2021	645	609,507
TerraForm Power Operating, LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	11/08/2022	439	440,435
USIC Holdings, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.28%	12/08/2023	3,019	3,037,386
Term Loan(g)	—	12/08/2023	500	503,276
Vistra Operations Co. LLC,
Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	08/04/2023	3,067	3,068,068
Term Loan B-3(g)	—	12/31/2025	8,540	8,530,859
Term Loan C (1 mo. USD LIBOR + 2.50%)	4.48%	08/04/2023	406	405,784
				84,768,474
Total Variable Rate Senior Loan Interests				1,093,954,475

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Bonds & Notes–22.50%

Air Transport–0.33%

Mesa Airlines, Inc., Class B(k)	5.75%	01/15/2024	$ 3,181	$3,155,598
Automotive–1.64%

Federal-Mogul Holdings Corp.(k)	5.00%	07/15/2024	EUR 4,323	5,273,267
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(k)	4.88%	04/15/2024	EUR 8,703	10,301,018
Schaeffler AG (Germany)(k)	4.13%	09/15/2021	376	373,180
				15,947,465
Building & Development–1.16%

Haya Finance 2017 S.A. (Spain)(k)	5.25%	11/15/2022	EUR 1,107	1,189,566
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(k)(l)	5.13%	11/15/2022	EUR 4,086	4,394,840
LSF10 Wolverine Investment SCA (Luxembourg)(k)	5.00%	03/15/2024	EUR 3,063	3,604,772
LSF10 Wolverine Investment SCA (Luxembourg) (3 mo. EURIBOR + 4.63%)(k)(l)	4.63%	03/15/2024	EUR 1,739	2,048,023
				11,237,201
Business Equipment & Services–3.87%

Dream Secured Bondco AB (Sweden)(k)	5.75%	12/01/2023	EUR 13,632	15,735,681
Dream Secured Bondco AB (Sweden) (3 mo. STIBOR + 5.75%)(k)(l)	5.75%	12/01/2023	SEK 20,000	2,280,845
Nexi S.p.A. (United Kingdom)(k)	8.25%	05/30/2021	EUR 3,931	4,806,735
Nexi S.p.A. (United Kingdom)(k)	4.13%	11/01/2023	EUR 894	1,019,395
Nexi S.p.A. (United Kingdom) (3 mo. EURIBOR + 3.63%)(k)(l)	3.63%	05/01/2023	EUR 4,451	5,109,522
Nexi S.p.A. (United Kingdom) (6 mo. EURIBOR + 8.00%)(k)(l)	8.00%	05/30/2021	EUR 7,319	8,600,602
				37,552,780
Cable & Satellite Television–2.40%

Altice Financing S.A. (Luxembourg)(k)	6.63%	02/15/2023	536	529,729
Altice Financing S.A. (Luxembourg)(k)	7.50%	05/15/2026	3,064	2,937,610
Altice Financing S.A. (Luxembourg)(k)	4.75%	01/15/2028	EUR 3,499	3,538,391
Altice US Finance I Corp.(k)	5.50%	05/15/2026	7,531	7,250,847
Telenet Financing USD LLC(k)	3.50%	03/01/2028	EUR 1,900	2,173,274
UPC Financing Partnership(k)	3.63%	06/15/2029	EUR 3,952	4,564,148
Virgin Media Bristol LLC (United Kingdom) (k)	5.13%	02/15/2022	GBP 100	131,938
Virgin Media Bristol LLC (United Kingdom) (k)	5.50%	08/15/2026	2,252	2,142,215
				23,268,152
Chemicals & Plastics–0.22%

Alpha US Bidco, Inc.(k)	8.75%	06/01/2023	854	845,553
Avantor Inc.(k)	6.00%	10/01/2024	1,290	1,286,775
				2,132,328
Conglomerates–0.93%

CTC BondCo GmbH (Germany)(k)	5.25%	12/15/2025	EUR 7,795	9,022,533
Containers & Glass Products–1.96%

Ardagh Glass Finance PLC (k)	6.63%	09/15/2023	EUR 11,595	14,045,905
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(k)(l)	5.85%	07/15/2021	1,310	1,328,602
Verallia Packaging S.A.S. (France)(k)	8.25%	02/15/2022	EUR 2,997	3,674,552
				19,049,059
Electronics & Electrical–0.15%

Blackboard Inc.(k)	9.75%	10/15/2021	2,320	1,473,200

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Financial Intermediaries–3.35%

AnaCap Financial Europe S.A. (United Kingdom) (3 mo. GBP LIBOR + 4.50%)(k)	5.00%	08/01/2024	EUR 4,277	$4,738,028
Evergood 4 APS (Denmark)(k)	2.88%	04/06/2024	EUR 6,887	8,338,922
Garfunkelux Holdco 3 S.A. (Luxembourg)(k)	11.00%	11/01/2023	GBP 9,494	12,965,088
Nemean Bondco PLC (United Kingdom)(k)	7.38%	02/01/2024	GBP 4,500	5,677,877
Nemean Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(k)(l)	7.21%	02/01/2023	GBP 610	765,898
				32,485,813
Health Care–2.59%

Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(k)(l)	5.79%	07/15/2019	GBP 7,029	9,332,372
DJO Finance LLC(k)	10.75%	04/15/2020	2,319	2,266,822
DJO Finance LLC(k)	8.13%	06/15/2021	1,186	1,199,343
IDH Finance PLC (United Kingdom)(k)	6.25%	08/15/2022	GBP 2,307	2,830,404
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(k)(l)	6.64%	08/15/2022	GBP 3,875	4,743,616
Nidda Healthcare Holding AG (Germany)(k)	5.00%	09/30/2025	EUR 4,271	4,828,041
				25,200,598
Home Furnishings–0.55%

Shop Direct Funding PLC (United Kingdom)(k)	7.75%	11/15/2022	GBP 5,057	5,344,065
Lodging & Casinos–1.26%

ESH Hospitality, Inc.(k)	5.25%	05/01/2025	834	803,225
Scientific Games International, Inc.(k)	3.38%	02/15/2026	EUR 3,221	3,661,509
Travelodge Hotels Ltd. (United Kingdom)(k)	8.50%	05/15/2023	GBP 176	249,606
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(k)(l)	5.52%	05/15/2023	GBP 5,640	7,461,774
VICI Properties 1 LLC(k)	8.00%	10/15/2023	81	90,399
				12,266,513
Nonferrous Metals & Minerals–0.55%

TiZir Ltd. (United Kingdom) (k)	9.50%	07/19/2022	4,863	5,316,859
Radio & Television–0.33%

Clear Channel International B.V.(k)	8.75%	12/15/2020	3,093	3,224,453
Retailers (except Food & Drug)–0.04%

Claire’s Stores Inc.(k)	6.13%	03/15/2020	734	422,050
Telecommunications–1.13%

Communications Sales & Leasing, Inc.(k)	6.00%	04/15/2023	842	824,634
Goodman Networks Inc. (k)	8.00%	05/11/2022	1,607	1,133,050
Wind Tre S.p.A. (Italy)(k)	2.63%	01/20/2023	EUR 1,203	1,215,885
Wind Tre S.p.A. (Italy)(k)	2.75%	01/20/2024	EUR 6,814	6,751,109
Wind Tre S.p.A. (Italy)(k)	3.13%	01/20/2025	EUR 1,112	1,085,201
Windstream Services, LLC(k)	6.38%	08/01/2023	20	11,650
				11,021,529
Utilities–0.04%

Calpine Corp.(k)	5.25%	06/01/2026	374	354,833
Total Bonds & Notes				218,475,029

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Common Stocks & Other Equity Interests–8.68%(m)
Aerospace & Defense–0.37%
IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $239,759) (f)(k)(n)	221	$ 3,566,309
Automotive–0.02%
Transtar Holding Co., Class A (Acquired 04/11/2017; Cost $147,948) (f)(k)(n)	2,348,384	146,774
Building & Development–0.41%
BMC Stock Holdings, Inc. (k)(n)	178,263	3,627,652
Five Point Holdings LLC , Class A (k)(n)	37,531	418,846
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $24,140,508) (f)(k)(n)	2,339	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $285,788) (f)(k)(n)	28	0
		4,046,498
Chemicals & Plastics–0.00%
Lyondell Chemical Co., Class A (k)	344	38,569
Conglomerates–0.02%
Euramax International, Inc. (Acquired 07/09/2009; Cost $1,962,106) (f)(k)(n)	1,870	158,933
Drugs–0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (f)(k)(n)	4,658	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (f)(k)(n)	7,468	0
		0
Financial Intermediaries–0.00%
RJO Holdings Corp. (Acquired 12/10/2010; Cost $0) (f)(k)(n)	2,144	2,144
RJO Holdings Corp., Class A (Acquired 12/10/2010; Cost $0) (f)(k)(n)	1,142	1,257
RJO Holdings Corp., Class B (Acquired 12/10/2010; Cost $0) (f)(k)(n)	3,333	33
		3,434
Forest Products–0.13%
Verso Corp., Class A (k)(n)	61,544	1,245,035
Health Care–0.00%
New Millennium Holdco (k)(n)	148,019	5,921
Leisure Goods, Activities & Movies–0.51%
Metro-Goldwyn-Mayer, Inc. (k)(n)	50,602	4,921,044
Lodging & Casinos–0.55%
Caesars Entertainment Operating Co., LLC (k)(n)	33,147	402,736
Twin River Management Group, Inc. (k)(n)	41,966	4,962,480
		5,365,216
Nonferrous Metals & Minerals–0.00%
Levantina Group (Spain) (Acquired 04/29/2014-07/19/2017; Cost $0) (f)(k)(n)	148,087	0
Oil & Gas–1.22%
Ameriforge Group Inc. (k)(n)	409	24,335
Ascent Resources Marcellus, LLC (k)(n)	376,237	1,244,780
Ascent Resources Marcellus, LLC, First Lien Wts. (f)(k)(n)	97,410	6,332
CJ Holding Co. (k)(n)	28,759	774,192
Fieldwood Energy LLC (k)(n)	45,648	2,076,984
Ocean Rig 1 Inc. (k)(n)	144,448	3,830,761
Paragon Offshore Finance Co. (Cayman Islands), Class A (k)(n)	2,560	2,870
Paragon Offshore Finance Co. (Cayman Islands), Class B (k)(n)	1,280	39,760
Samson Investment Co. (k)	163,748	3,889,015
		11,889,029

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Publishing–0.90%

Affiliated Media, Inc., Class B (Acquired 10/11/2007; Cost $5,595,972) (f)(k)(n)	87,369	$1,397,901
Merrill Communications LLC , Class A (Acquired 03/08/2013; Cost $1,384,908) (f)(k)(n)	602,134	7,225,608
Tronc, Inc. (k)(n)	6,064	97,266
		8,720,775
Retailers (except Food & Drug)–0.04%

Payless Inc. (k)(n)	79,627	358,322
Vivarte (France), Class B Preference Shares (Acquired 01/12/2018; Cost $0) (f)(k)(n)	1,150	0
		358,322
Surface Transport–3.43%

Nobina Europe AB (Sweden) (k)(n)	4,969,706	33,331,985
Telecommunications–0.00%

Goodman Networks Inc. (Acquired 05/31/2017; Cost $1,011) (f)(n)	101,108	0
Utilities–1.08%

Bicent Power, LLC, Series A Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0) (f)(k)(n)	2,024	0
Bicent Power, LLC, Series B Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0) (f)(k)(n)	3,283	0
Vistra Operations Co. LLC (k)(n)	412,446	10,117,301
Vistra Operations Co. LLC (f)(k)(n)	675,351	185,721
Vistra Operations Co. LLC, Rts. expiring 12/31/2046	412,446	226,845
		10,529,867
Total Common Stocks & Other Equity Interests		84,327,711

	Interest Rate	Maturity Date		Principal Amount (000) (a)
Structured Products–4.13%

Adagio V CLO DAC (Ireland), Series V-X, Class E (3 mo. EURIBOR + 6.70%)(k)(l)	6.70%	10/15/2029	EUR	786	940,743
ALME Loan Funding V B.V. (Ireland), Series 5X, Class E (3 mo. EURIBOR + 6.00%)(k)(l)	6.00%	07/15/2029	EUR	1,250	1,467,912
Atrium X LLC, Series 2013-10A, Class E (3 mo. USD LIBOR + 4.50%)(k)(l)	6.85%	07/16/2025		250	250,589
Avoca CLO XVI DAC (United Kingdom), Series 16X, Class E (3 mo. EURIBOR + 6.25%)(k)(l)	6.25%	07/15/2029	EUR	2,235	2,629,567
Avoca CLO XVII DAC (United Kingdom), Series 17X, Class E (3 mo. EURIBOR + 5.95%)(k)(l)	5.95%	01/15/2030	EUR	3,750	4,471,878
Cairn CLO VI B.V. (Netherlands), Series 2016-6X, Class E (3 mo. EURIBOR + 6.25%)(k)(l)	6.25%	07/25/2029	EUR	1,898	2,227,385
Clontarf Park CLO (Ireland), Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(k)(l)	5.10%	08/05/2030	EUR	4,988	5,763,282
Elm Park CLO, Series 1X, Class D (3 mo. EURIBOR + 6.40%)(k)(l)	5.25%	04/16/2029	EUR	3,000	3,537,623
ING Investment Management CLO, Ltd., Series 2013-3A, Class D (3 mo. USD LIBOR + 4.50%)(k)(l)	6.86%	01/18/2026		1,573	1,545,963
Madison Park Funding XIV, Ltd., Series 2014-14A, Class F (3 mo. USD LIBOR + 5.40%)(k)(l)	7.76%	07/20/2026		1,060	1,045,128
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(k)(l)	7.46%	10/25/2028		1,694	1,708,879
OCP Euro CLO (Ireland),
Series 2017-1, Class E (3 mo. EURIBOR + 5.35%) (k)(l)	5.35%	06/18/2030	EUR	2,850	3,388,750
Series 2017-2, Class E (3 mo. EURIBOR + 5.00%) (k)(l)	5.00%	01/15/2032	EUR	1,405	1,662,770
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(k)(l)	7.20%	04/15/2026		1,639	1,602,287
Palmerston Park CLO (Ireland), Series 2017, Class D (3 mo. EURIBOR + 5.37%)(k)(l)	5.37%	04/18/2030	EUR	4,000	4,760,727
Symphony CLO VIII, Ltd., Series 2012-8A, Class ER (3 mo. USD LIBOR + 6.00%)(k)(l)	8.33%	01/09/2023		3,116	3,132,004
Total Structured Products					40,135,487

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Preferred Stocks–0.00%

Financial Intermediaries–0.00%
RJO Holdings Corp. (Acquired 12/10/2010; Cost $0) (f)(k)(n)	649	$6,489
Retailers (except Food & Drug)–0.00%

Vivarte (France) (Acquired 01/12/2018; Cost $0) (f)(k)(n)	34,487	0
Vivarte (France), Class A Preference Shares (Acquired 01/12/2018; Cost $0) (f)(k)(n)	1,150	0
		0
Telecommunications–0.00%

Goodman Networks Inc. (Acquired 05/31/2017; Cost $1,203) (f)(k)(n)	120,295	0
Total Preferred Stocks		6,489
TOTAL INVESTMENTS IN SECURITIES–147.95% (Cost $1,466,700,209)		1,436,899,191
BORROWINGS–(38.10)%		(370,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(7.72)%		(75,000,000)
OTHER ASSETS LESS LIABILITIES–(2.13)%		(20,694,905)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$971,204,286

Investment Abbreviations:

CHF	— Swiss Franc	PIK	— Pay-in-Kind
CLO	— Collateralized Loan Obligation	Rts.	— Rights
EUR	— Euro	SEK	— Swedish Krona
EURIBOR	— Euro Interbank Offered Rate	STIBOR	— Stockholm Interbank Offered Rate
GBP	— British Pound Sterling	USD	— U.S. Dollar
LIBOR	— London Interbank Offered Rate	Wts.	— Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.

(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 4.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(g)	This variable rate interest will settle after May 31, 2018, at which time the interest rate will be determined.

(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(i)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at May 31, 2018 was $16,598,151, which represented 1.71% of the Fund’s Net Assets.

(j)	The borrower has filed for protection in federal bankruptcy court.

(k)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $266,459,566, which represented 27.44% of the Fund’s Net Assets.

(l)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(m)	Security acquired through the restructuring of senior loans.

(n)	Non-income producing security.

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
06/15/2018	Barclays Bank PLC	EUR	69,254,334	USD	85,660,430	$4,635,059
06/15/2018	Barclays Bank PLC	GBP	1,095,603	USD	1,542,712	85,544
06/15/2018	Barclays Bank PLC	GBP	952,744	USD	1,282,986	13,950
06/15/2018	Barclays Bank PLC	SEK	165,016,197	USD	19,604,644	878,194
06/15/2018	Citibank, N.A.	GBP	20,047,589	USD	28,599,891	1,936,291
06/15/2018	Citibank, N.A.	USD	3,206,777	CHF	3,200,466	43,395
06/15/2018	Goldman Sachs International	EUR	67,720,201	USD	83,773,274	4,542,790
06/15/2018	Goldman Sachs International	GBP	20,883,508	USD	29,739,992	1,964,607
06/15/2018	JPMorgan Chase Bank, N.A.	EUR	67,720,201	USD	83,766,976	4,536,492
06/15/2018	JPMorgan Chase Bank, N.A.	GBP	20,757,293	USD	29,585,555	1,978,038
06/15/2018	JPMorgan Chase Bank, N.A.	SEK	165,470,248	USD	19,677,130	899,154
06/15/2018	Royal Bank of Canada	CHF	3,200,466	USD	3,341,878	91,705
06/15/2018	Royal Bank of Canada	EUR	67,720,201	USD	83,853,861	4,623,377
07/13/2018	Barclays Bank PLC	NOK	7,527,421	USD	969,031,	48,739
07/13/2018	Canadian Imperial Bank of Commerce	EUR	68,115,080	USD	81,787,479	1,915,103
07/13/2018	Canadian Imperial Bank of Commerce	GBP	20,993,885	USD	28,527,226	563,790
07/13/2018	Citibank, N.A.	NOK	7,573,504	USD	948,069	21,081
07/13/2018	Goldman Sachs International	EUR	68,115,080	USD	81,701,177	1,828,801
07/13/2018	Goldman Sachs International	GBP	22,095,371	USD	29,998,103	567,509
07/13/2018	Goldman Sachs International	SEK	172,870,722	USD	20,148,690	486,095
07/13/2018	JPMorgan Chase Bank, N.A.	EUR	71,997,450	USD	86,157,678	1,732,799
07/13/2018	Royal Bank of Canada	EUR	68,115,154	USD	81,700,041	1,827,577
07/13/2018	Royal Bank of Canada	GBP	20,969,324	USD	28,472,757	542,035
07/13/2018	State Street Bank & Trust Co.	SEK	165,879,638	USD	19,373,340	505,924
Subtotal—Appreciation						36,268,049
06/15/2018	Barclays Bank PLC	USD	370,550	EUR	298,960	(20,776)
06/15/2018	Barclays Bank PLC	USD	1,038,202	SEK	9,083,041	(7,436)
06/15/2018	Canadian Imperial Bank of Commerce	USD	81,488,570	EUR	68,020,510	(1,906,734)
06/15/2018	Canadian Imperial Bank of Commerce	USD	28,313,250	GBP	20,868,435	(557,912)
06/15/2018	Citibank, N.A.	USD	941,276	NOK	7,527,420	(20,984)
06/15/2018	Goldman Sachs International	USD	81,400,620	EUR	68,020,510	(1,818,783)
06/15/2018	Goldman Sachs International	USD	28,425,560	GBP	20,957,779	(551,393)
06/15/2018	Goldman Sachs International	USD	18,728,942	SEK	160,641,900	(498,898)
06/15/2018	JPMorgan Chase Bank, N.A.	USD	81,364,093	EUR	68,020,510	(1,782,257)
06/15/2018	Royal Bank of Canada	USD	81,441,642	EUR	68,054,448	(1,820,099)
06/15/2018	Royal Bank of Canada	USD	28,413,300	GBP	20,957,779	(539,133)
06/15/2018	State Street Bank & Trust Co.	USD	18,737,456	SEK	160,761,504	(493,839)
07/13/2018	Barclays Bank PLC	USD	3,186,069	GBP	2,387,808	(5,558)
07/13/2018	Citibank, N.A.	CHF	3,219,050	USD	3,233,608	(43,888)
07/13/2018	Goldman Sachs International	USD	11,893,239	EUR	10,108,356	(40,087)
07/13/2018	Goldman Sachs International	USD	1,260,545	SEK	11,047,882	(3,942)
07/13/2018	JPMorgan Chase Bank, N.A.	USD	11,870,648	EUR	9,870,738	(296,129)
Subtotal—Depreciation						(10,407,848)
Total Forward Foreign Currency Contracts—Currency Risk						$25,860,201

Currency Abbreviations:
CHF	— Swiss Franc	NOK	— Norwegian Krone
EUR	— Euro	SEK	— Swedish Krona
GBP	— British Pound Sterling	USD	— U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

Invesco Dynamic Credit Opportunities Fund

A.	Security Valuations – (continued)
Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

Invesco Dynamic Credit Opportunities Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
H.	Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Invesco Dynamic Credit Opportunities Fund

I.	Foreign Risk – The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
J.	Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

K.	Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

Invesco Dynamic Credit Opportunities Fund

During the three months ended May 31, 2018, there were transfers from Level 3 to Level 2 of $18,493,672, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $29,726,131, due to third-party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$951,725,949	$142,228,526	$1,093,954,475
Bonds & Notes	—	218,475,029	—	218,475,029
Common Stocks & Other Equity Interests	53,884,343	17,752,356	12,691,012	84,327,711
Structured Products	—	40,135,487	—	40,135,487
Preferred Stocks	—	—	6,489	6,489
Investments Matured	—	1,178,490	337,812	1,516,302
Total Investments in Securities	53,884,343	1,229,267,311	155,263,839	1,438,415,493
Other Investments – Assets*
Forward Foreign Currency Contracts	—	36,268,049	—	36,268,049

Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(10,407,848)	—	(10,407,848)
Total Other Investments	—	25,860,201	—	25,860,201
Total Investments	$53,884,343	$1,255,127,512	$155,263,839	$1,464,275,694

  * Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the three months ended May 31, 2018:

	Value February 28, 2018	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value May 31, 2018
Variable Rate Senior Loan Interests	$126,876,606	$19,302,442	$(4,935,878)	$506,480	$(6,856,971)	$3,487,929	$22,341,590	$(18,493,672)	$142,228,526
Common Stocks & Other Equity Interests	5,891,083	8,063	—	—	—	(592,675)	7,384,541	—	12,691,012
Preferred Stocks	186,932	—	—	—	—	(180,443)	—	—	6,489
Investments Matured	337,812	—	—	1,793	—	(1,793)	—	—	337,812
Total	$133,292,433	$19,310,505	$(4,935,878)	$508,273	$(6,856,971)	$2,713,018	$29,726,131	$(18,493,672)	$155,263,839

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

Invesco Dynamic Credit Opportunities Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2018:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$36,268,049
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$36,268,049

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(10,407,848)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(10,407,848)

Effect of Derivative Investments for the three months ended May 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(8,077,675)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	29,863,492
Total	$21,785,817

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$1,417,642,331

Invesco Dynamic Credit Opportunities Fund

NOTE 4 — Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of May 31, 2018. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*	Value
ABG Intermediate Holdings 2 LLC	Delayed Draw Term Loan	$ 505,931	$505,931
ABG Intermediate Holdings 2 LLC	Second Lien Delayed Draw Term Loan	153,214	153,214
Brickman Group Ltd. LLC	Revolver Loan	420,747	389,191
Carlisle FoodService Products, Inc.	Delayed Draw Term Loan	50,102	50,102
Engineered Machinery Holdings, Inc.	Second Lien Delayed Draw Term Loan	21,572	21,571
Fieldwood Energy LLC	Term Loan	15,295,542	15,142,586
Heartland Dental, LLC	Delayed Draw Term Loan	465,086	465,087
IAP Worldwide Services	Revolver Loan	1,299,963	1,299,963
KPEX Holdings Inc.	Delayed Draw Term Loan	53,206	53,206
Lakeland Tours, LLC	Delayed Draw Term Loan	83,692	83,692
MacDermid, Inc.	Multicurrency Revolver Loan	591,881	589,857
MacDermid, Inc.	Revolver Loan	219,215	218,465
Mavis Tire Express Services Corp.	Delayed Draw Term Loan	280,828	279,687
National Vision, Inc.	Revolver Loan	1,743,979	1,604,461
Nidda Healthcare Holding AG	Term Loan B-1	GBP 1,185,253	1,579,311
NRG Energy, Inc.	Revolver Loan A	24,290,732	24,113,045
Pret A Manger	Term Loan 2	GBP 500,000	670,491
Prime Security Services Borrower, LLC	Revolver Loan	2,034,652	2,014,672
Scientific Games International, Inc.	Multicurrency Revolver Loan	2,489,664	2,464,767
Scientific Games International, Inc.	Revolver Loan	2,615,564	2,589,410
Tackle Group S.a.r.l.	Revolver Loan	EUR 740,826	835,751
TGP Holdings III, LLC	First Lien Delayed Draw Term Loan	215,155	215,155
Transtar Holding Co.	Delayed Draw Term Loan	157,647	157,253
Unilabs Diagnostics AB	Revolver Loan	EUR 6,438,814	7,405,394
			$62,902,262

* Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR - Euro

GBP - British Pound Sterling

NOTE 5 — Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the three months ended May 31, 2018, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$1,743,979	$1,604,461
Mizuho Bank, Ltd.	24,290,732	24,113,045
Total		$25,717,506

Invesco Dynamic Credit Opportunities Fund

Item 2.	Controls and Procedures.

(a)

As of May 18, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 18, 2018, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Dynamic Credit Opportunities Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 30, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 30, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 30, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.